UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 15, 2019
Date of Report (Date of Earliest Event Reported)
Central Index Key Number of the issuing entity: 0001671048
CFCRE 2016-C4 Mortgage Trust
(Exact name of issuing entity)
Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)
Central Index Key Number of the sponsor: 0001238163
Société Générale
(Exact name of sponsor as specified in its charter)
Central Index Key Number of the sponsor: 0001632269
Benefit Street Partners CRE Finance LLC
(Exact name of sponsor as specified in its charter)
Central Index Key Number of the registrant: 0001515166
CCRE Commercial Mortgage Securities, L.P.
(Exact name of registrant as specified in its charter)
New York
333-207567-02
81-2261823
38-4005785
(State or other jurisdiction
(Commission
(I.R.S. Employer
of incorporation of registrant)
File Number of issuing entity)
Identification Numbers)
c/o U.S. Bank National Association
as Certificate Administrator
190 S. LaSalle St.
Chicago, IL 60603
(Address of principal executive offices of registrant)
(312) 915-1700
Registrant's telephone number, including area code
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Item 6.02. Change of Servicer or Trustee.
On May 18, 2016, CCRE Commercial Mortgage Securities, L.P. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 (the "Pooling and
Servicing Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as
Operating Advisor, of CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates
(the "Certificates").
The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C4
Mortgage Trust (the "Issuing Entity"), a common law trust fund formed under the laws of the State of
New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 50 fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on 154 commercial, multifamily and manufactured housing community properties.
The Mortgage Loan identified as "Hyatt Regency St. Louis at The Arch" on Exhibit B to the
Pooling and Servicing Agreement (the "Hyatt Regency St. Louis at The Arch Mortgage Loan"), which is an asset of the Issuing Entity, is part of a loan combination (the "Hyatt Regency St. Louis at The Arch
Loan Combination") that includes the Hyatt Regency St. Louis at The Arch Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the "Hyatt Regency St. Louis at The Arch
Companion Loan").
The Mortgage Loan identified as "AG Life Time Fitness Portfolio" on Exhibit B to the Pooling
and Servicing Agreement (the "AG Life Time Fitness Portfolio Mortgage Loan"), which is an asset of the
Issuing Entity, is part of a loan combination (the "AG Life Time Fitness Portfolio Loan Combination")
that includes the AG Life Time Fitness Portfolio Mortgage Loan and four other pari passu loans which are not assets of the Issuing Entity (the "AG Life Time Fitness Portfolio Companion Loan").
Each of the Hyatt Regency St. Louis at The Arch Loan Combination, including the Hyatt
Regency St. Louis at The Arch Mortgage Loan, and the AG Life Time Fitness Portfolio Loan
Combination, including the AG Life Time Fitness Portfolio Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2016 (the "COMM
2016-CCRE28 PSA"), by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor,
Wells Fargo Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC
Bank, National Association, as Special Servicer ("Midland"), Wilmington Trust, National Association, as
Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Paying Agent and
Custodian, and Park Bridge Lender Services LLC, as Operating Advisor, relating to the COMM 2016-
CCRE28 Mortgage Trust securitization transaction into which each of the Hyatt Regency St. Louis at The
Arch Companion Loan and one of the AG Life Time Fitness Portfolio Companion Loans was deposited.
The Hyatt Regency St. Louis at the Arch Mortgage Loan represents 6.4% of the outstanding pool balance of the Issuing Entity as of the cut-off date, and the AG Life Time Fitness Portfolio Mortgage Loan represents 5.4% of the outstanding pool balance of the Issuing Entity as of the cut-off date.
Pursuant to Section 3.22 of the COMM 2016-CCRE28 PSA, the Directing Holder has the right, at any time prior to the occurrence and continuance of a Control Termination Event (or if a Control
Termination Event has occurred but is no longer continuing), to terminate the existing special servicer, with or without cause, and to appoint a successor special servicer under the COMM 2016-CCRE28 PSA.
KKR Real Estate Finance Holdings L.P., as the current Directing Holder under the COMM 2016-
CCRE28 PSA terminated Midland, as special servicer under the COMM 2016-CCRE28 PSA and appointed CWCapital Asset Management LLC ("CWCapital") as the successor special servicer under the
COMM 2016-CCRE28 PSA, effective as of May 14, 2019. Capitalized terms that are used but not defined herein have the respective meanings assigned to them in the COMM 2016-CCRE28 PSA.
Effective as of May 14, 2019, the mortgage loans securitized in the COMM 2016-CCRE28
Mortgage Trust transaction (other than with respect to any Non-Serviced Mortgage Loan) will be specially serviced, if necessary, pursuant to the COMM 2016-CCRE28 PSA by CWCapital.
A description of additional material terms of the COMM 2016-CCRE28 PSA regarding the role of the special servicer, including limitations on the special servicer's liability under the COMM 2016-
CCRE28 PSA and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the Prospectus filed by COMM 2016-CCRE28 Mortgage Trust on February 10, 2016 and
filed with the Securities and Exchange Commission (SEC File Number 333-206705-01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CCRE Commercial Mortgage Securities, L.P.
(Registrant)
Date: May 15, 2019
By:
/s/ Gary Stellato
Name: Gary Stellato
Title: Secretary